UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1389 Center Drive, Suite 200

Park City, Utah 84098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IIPR	New York Stock Exchange

Series A Preferred Stock, par value $0.001 per share	IIPR-PA	New York Stock Exchange

Series B Preferred Stock, par value $0.001 per share	IIPR-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 9, 2026, Innovative Industrial Properties, Inc. (the “Company”) and IIP Operating Partnership, LP entered into amendments (collectively, the “Amendments”) to each of the Company's existing equity distribution agreements with BTIG, LLC, Piper Sandler & Co. and Roth Capital Partners, LLC (or their respective affiliates or agents), dated May 24, 2024, Stifel, Nicolaus & Company, Incorporated and A.G.P./Alliance Global Partners (or their respective affiliates or agents), dated May 13, 2025, and Huntington Securities, Inc. (or its affiliates or agents), dated August 31, 2026, solely to add the Company's 9.25% Series B Cumulative Redeemable Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), together with conforming changes, to the Company's at-the-market offering program for the offer and sale of shares having an aggregate offering price of up to $500,000,000 of the Company’s common stock, par value $0.001 per share (“common stock”), and 9.00% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”). The Company refers to its common stock, Series A Preferred Stock, and Series B Preferred Stock, collectively, as the “Shares.”

The Shares will be offered pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-285148) and a prospectus supplement dated November 9, 2026 (the “ATM Prospectus Supplement”). As of the date of this report, Shares having an aggregate offering price of approximately $336.9 million remain available for offer and sale pursuant to the ATM Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the form of Amendment, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit

1.1	Form of Amendment to Equity Distribution Agreement.
5.1	Opinion of Foley & Lardner LLP regarding legality of the Shares.
8.1	Opinion of Foley & Lardner LLP regarding certain tax matters.
23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).
23.2	Consent of Foley & Lardner LLP (included in Exhibit 8.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2026	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ David Smith
	Name:	David Smith
	Title:	Chief Financial Officer